Fees Summary	Aug. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,469,544.18
Previously Paid Amount	0.00
Total Fee Amount	1,031.55
Total Offset Amount	0.00
Net Fee	$ 1,031.55